UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2022
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SLM Student Loan Trust 2004-10
(Exact name of issuer as specified in its charter)
_______________________________
DELAWARE	333-104887/ 333-1049887-09	04-3480392
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. Employer
of formation)		Identification Number)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 16th Floor Mail Stop NYC60-1625 New York, New York 10005
(Address of principal executive offices)
Registrant’s telephone number including area code:  (703) 984-5858
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing account standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Exhibit Index appears on page 4

Item 8.01 Other Events
On July 13, 2022, Navient Solutions, LLC, in its capacity as administrator, furnished to the applicable remarketing agents a preliminary remarketing memorandum (the “Remarketing Memorandum”) for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2004-10 Class A-7A, Class A-7B and Class A-8 Reset Rate Notes.  The Remarketing Memorandum included tables which provide a description of the SLM Student Loan Trust 2004-10 student loan pool as of May 31, 2022.  These tables are attached as an exhibit to this current report.
Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
99.1	Tables showing SLM Student Loan Trust 2004-10 Pool Information as of May 31, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SLM STUDENT LOAN TRUST 2004-10

By: NAVIENT SOLUTIONS, LLC, in its capacity as administrator of the Trust

Date: July 13, 2022	By:	/s/ C. Scott Booher
	Name:	C. Scott Booher
	Title:	Vice President

SLM STUDENT LOAN TRUST 2004-10

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Tables Showing SLM Student Loan Trust 2004-10 Pool Information as of May 31, 2022.